SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12

                                 RYDEX ETF TRUST
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

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                                 RYDEX ETF TRUST

      Dear Shareholder:

      On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc., ICT Holdings, LLC, Rydex Holdings, Inc. ("Rydex Holdings"), and Investment Capital Technologies, LLC ("ICT" and together with Rydex Holdings, "Rydex") pursuant to which PADCO Advisors, Inc. and PADCO Advisors II, Inc., d/b/a Rydex Investments, (the "Advisor"), the investment adviser to the Rydex family of mutual funds, together with several other Rydex entities, will be acquired by Security Benefit (the "Transaction"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets. Upon completion of the Transaction, the Advisor, Rydex Distributors, Inc., the Rydex Funds' distributor, and Rydex Fund Services, Inc., the administrator and transfer agent for Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, will be wholly-owned subsidiaries of Security Benefit. Although the Transaction is not expected to have any material impact on the Rydex Funds or their shareholders, it will result in a change of control of the Advisor. Under the requirements of the Investment Company Act of 1940, this change of control will cause the automatic termination of each of the investment advisory agreements between the Advisor and each of the Rydex Funds, including each series of the Rydex ETF Trust (the "Funds"). Accordingly, by this proxy statement, we are requesting that the shareholders of the Funds vote on whether to approve a new investment advisory agreement to take the place of the current investment advisory agreement that will be terminated, so that the Advisor may continue to manage the Funds.

      A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, which are listed in the Notice of Special Joint Meeting of Shareholders on page 1, has been scheduled for Thursday, October 4, 2007. If you are a shareholder of record of any of the Funds as of the close of business on August 6, 2007 you are entitled to vote at the Meeting and any adjournment of the Meeting.

      At the Meeting, you will be asked to approve a new investment advisory agreement with the Advisor under terms that are the same in all material respects to those of the previous investment advisory agreement. NO FEE INCREASE IS EXPECTED TO RESULT FROM APPROVING THE NEW INVESTMENT ADVISORY AGREEMENT.

      I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. The failure to return proxies could delay the Meeting and the approval of new investment advisory agreement. YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.


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

      While you are, of course, welcome to join us at the Meeting and vote in person, it is not necessary to do so. As a convenience, we have created three other options by which to vote your shares:

      o BY INTERNET: Follow the instructions located on your proxy card and make sure this option is available at the time you plan to vote.

      o BY PHONE: The phone number is located on your proxy card. Be sure you have your control number, which is located on your proxy card, available at the time you call.

      o BY MAIL: Simply execute your proxy card and enclose it in the postage paid envelope found in this proxy package.

      Whether or not you plan to attend the Meeting, we need your vote. Please do not hesitate to call 1-877-256-6082 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Funds.

                             EVERY VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      The Advisor has engaged the services of Broadridge Financial Solutions, Inc. ("Broadridge"), as the professional proxy solicitation agent, to assist shareholders through the voting process. As the Meeting approaches, if you have not yet voted, Broadridge may contact you to remind you to vote your shares in order to be represented at the Meeting. If you have any questions about the Proxy Statement or the execution of your vote, please contact Broadridge at 1-877-256-6082. They will be happy to assist you. Please see your proxy card for additional information on how to cast your vote.

      We appreciate your time and consideration.

                                     Sincerely,

                                     /s/ Carl G. Verboncoeur

                                     Carl G. Verboncoeur
                                     President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.


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

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

      We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.

                              QUESTIONS AND ANSWERS

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and your proxy card - because you have the right to vote on these important proposals concerning your investment in the Funds. Proposal 1, as described in the Notice of Special Joint Meeting of Shareholders on page 1 ("Proposal 1"), relates to actions that need to be taken in response to the impending change in control of Rydex Investments (the "Advisor"), the investment adviser to the Funds.

Q.    WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), the law that regulates mutual funds, including the Funds, requires that an investment advisory agreement between an investment adviser and a fund terminate whenever there is a change in control of the investment adviser. After such investment advisory agreement terminates, a new investment advisory agreement between the investment adviser and the fund must be approved by the shareholders of the fund in order for the investment adviser to continue to manage the fund's investments.

      The Advisor is a wholly-owned subsidiary of Rydex Holdings, Inc., which is a wholly-owned subsidiary of Rydex NV, Inc. Rydex NV, Inc. is owned by various trusts controlled by the Viragh family (the "Viragh Family Trust"). On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc., ICT Holdings, LLC, Rydex Holdings, Inc. ("Rydex Holdings") and Investment Capital Technologies, LLC ("ICT" and together with Rydex Holdings, "Rydex") pursuant to which Security Benefit will acquire 100% of the outstanding shares of common stock of Rydex Holdings and 100% of the outstanding limited liability company interests of ICT (the "Transaction"). Once completed, the Transaction will result in a change of control of Rydex Holdings and, ultimately, the Advisor. The change of control of the Advisor, in turn, will result in the termination of the investment advisory agreement between the Advisor and Rydex ETF Trust (the "Current Agreement").


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

      At a Special Meeting of the Board of Trustees of Rydex ETF Trust (the "Board") held on July 10, 2007, and subsequently, during the Board's regular quarterly meeting held on August 27, 2007, the Board considered and voted in favor of a new investment advisory agreement for Rydex ETF Trust (the "New Agreement") pursuant to which, subject to its approval by each Fund's shareholders, the Advisor will continue to serve as investment adviser to each Fund after the completion of the Transaction. The Advisor's fees for its services to the Funds under the New Agreement will be the same as its fees under the Current Agreement. The other terms of the New Agreement will also be the same in all material respects to those of the Current Agreement.

Q.    HOW WILL THE CHANGE IN CONTROL OF THE ADVISOR AFFECT ME?

A. Other than the change in the ownership, the operations of the Advisor, the fees payable to the Advisor and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. Security Benefit and the current management of the Advisor have assured the Board that there will be no reduction in the nature or quality of the investment advisory services provided to each Fund as a result of the change in ownership.

Q.    HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board voted unanimously to recommend that you vote "FOR" Proposal 1 contained in the Proxy Statement. Please see the section entitled "Board Recommendation" with respect to Proposal 1 for a discussion of the Board's considerations in making such recommendation.

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.    I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Special Joint Meeting of Shareholders (the "Meeting"). If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the New Agreement.

Q.    HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent.


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

Q.    WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call the Funds' proxy solicitation agent, Broadridge, at 1-877-256-6082 between 9:30 a.m. and 9:00 p.m., Eastern Time, Monday through Friday, and between 10:00 a.m. and 6:00 p.m., Eastern Time on Saturday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.


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                                RYDEX ETF TRUST

                         9601 Blackwell Road, Suite 500
                           Rockville, Maryland 20850

                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                    TO BE HELD ON THURSDAY, OCTOBER 4, 2007

      Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex ETF Trust (the "Trust") and each of its series (each a "Fund" and collectively, the "Funds") listed below will be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on Thursday, October 4, 2007 at 4:30 p.m. Eastern Time.

                                 RYDEX ETF TRUST

 Rydex Russell Top 50 ETF    Rydex S&P Equal Weight      Rydex S&P 500 Pure
                                Health Care ETF               Value ETF
Rydex S&P Equal Weight ETF
                             Rydex S&P Equal Weight   Rydex S&P MidCap 400 Pure
  Rydex S&P Equal Weight        Industrials ETF              Growth ETF
Consumer Discretionary ETF
                             Rydex S&P Equal Weight   Rydex S&P MidCap 400 Pure
  Rydex S&P Equal Weight         Materials ETF                Value ETF
   Consumer Staples ETF
                             Rydex S&P Equal Weight    Rydex S&P SmallCap 600
  Rydex S&P Equal Weight         Technology ETF            Pure Growth ETF
        Energy ETF
                             Rydex S&P Equal Weight    Rydex S&P SmallCap 600
  Rydex S&P Equal Weight         Utilities ETF             Pure Value ETF
      Financials ETF
                               Rydex S&P 500 Pure
                                   Growth ETF

      At the Meeting, shareholders of record (the "Shareholders") will be asked to consider and act on the following proposals (each, a "Proposal"):

DESCRIPTION OF PROPOSAL:                                FUNDS SOLICITED:

1.   THE APPROVAL OF A NEW INVESTMENT                     ALL  FUNDS
     ADVISORY AGREEMENT  BETWEEN RYDEX
     ETF TRUST AND PADCO ADVISORS II,
     INC.*

2.   ANY OTHER BUSINESS PROPERLY
     BROUGHT BEFORE THE MEETING.

* PADCO Advisors, Inc. and PADCO Advisors II, Inc. collectively do business as Rydex Investments.

      Your vote is important no matter how many shares you own, and all Shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly by mail in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. You may change or revoke your vote even though a proxy has already been returned by written notice


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

to the Trust, by submitting a subsequent proxy by mail, by Internet, by telephone, or by voting in person at the Meeting.

      Shareholders of record at the close of business on August 6, 2007 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

      FOR A FREE COPY OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, SHAREHOLDERS MAY CALL 1-800-820-0888, VISIT THE FUNDS' WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITE TO THE FUNDS AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. In addition, the Funds are required by federal law to file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains information about the Funds (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can also obtain copies of these materials from the SEC Office of Freedom of Information and Privacy Act Operations, Operations Center, 6432 General Green Way, Alexandria, VA 22313-2413, at prescribed rates.

                                       By Order of the Board of Trustees

                                       /s/ Carl G. Verboncoeur

                                       Carl G. Verboncoeur
                                       President
                                       September 6, 2007


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                                 RYDEX ETF TRUST

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                                 PROXY STATEMENT

                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                     TO BE HELD ON THURSDAY, OCTOBER 4, 2007

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rydex ETF Trust (the "Trust") and each of its series (each a "Fund" and collectively, the "Funds"):

                               RYDEX ETF TRUST

 Rydex Russell Top 50 ETF    Rydex S&P Equal Weight      Rydex S&P 500 Pure
                                Health Care ETF               Value ETF
Rydex S&P Equal Weight ETF
                             Rydex S&P Equal Weight   Rydex S&P MidCap 400 Pure
  Rydex S&P Equal Weight        Industrials ETF              Growth ETF
Consumer Discretionary ETF
                             Rydex S&P Equal Weight   Rydex S&P MidCap 400 Pure
  Rydex S&P Equal Weight         Materials ETF                Value ETF
   Consumer Staples ETF
                             Rydex S&P Equal Weight    Rydex S&P SmallCap 600
  Rydex S&P Equal Weight         Technology ETF            Pure Growth ETF
        Energy ETF
                             Rydex S&P Equal Weight    Rydex S&P SmallCap 600
  Rydex S&P Equal Weight         Utilities ETF             Pure Value ETF
      Financials ETF
                               Rydex S&P 500 Pure
                                   Growth ETF

                      INTRODUCTION AND GENERAL INFORMATION

      GENERAL INFORMATION. As used in this Proxy Statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each member of the Board. A Trustee that is an interested person of the Trust is referred to in this Proxy Statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment adviser, PADCO Advisors II, Inc., the Trust's principal underwriter or any of their affiliates. Together with PADCO Advisors, Inc., PADCO Advisors II, Inc. operates as Rydex Investments (the "Advisor"). Trustees that are not interested persons of the Trust are referred to in this Proxy Statement as "Independent Trustees."

      The Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Special Joint Meeting of Shareholders (the "Meeting") in order to permit the Funds' shareholders of record as of August 6, 2007 (the "Record Date" and the "Shareholders") to consider and vote on the Proposals described in the foregoing notice.

      Your vote is important no matter how many shares you own. If you wish to participate in the Meeting you may submit the proxy card included with this Proxy Statement or attend in person. You can vote easily and quickly by mail, by Internet,


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

by telephone or in person. At any time before the Meeting, you may revoke your vote, even though a proxy has already been returned, by written notice to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should you require additional information regarding any of the proposals contained in this Proxy Statement, or replacement proxy cards, you may contact the Funds' proxy solicitation agent at 1-877-256-6082.

      In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Board and the officers of the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Security Benefit, as defined below, and the Advisor, together with its affiliates, have agreed to bear the costs of the Meeting and the production and dissemination of the proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about September 6, 2007.

      QUORUM AND MEETING ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (331/3%) of a Fund's shares entitled to vote on a proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against a proposal, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve a proposal, abstentions and broker non-votes will effectively be a vote against a proposal.

      If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

      VOTE REQUIRED TO APPROVE PROPOSALS. If a quorum is present at the Meeting, Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund to approve the Proposal with respect to that Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.


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

     VOTING PROCESS. You can vote in any one of the following four ways:

      o BY INTERNET: Follow the instructions located on your proxy card and make sure this option is available at the time you plan to vote.

      o BY TELEPHONE: Use a touch-tone telephone to call the toll-free phone number located on your proxy card. Be sure you have your control number, which is located on your proxy card, available at the time of the call.

      o BY MAIL: Simply execute your proxy card and enclose it in the postage paid envelope found in this proxy package.

      o     IN PERSON: Vote your shares in person at the Meeting.

      Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust; (ii) by properly executing a later-dated proxy (by any of the methods of voting described above); or (iii) by attending the Meeting, requesting return of any previously delivered proxy, and voting in person.

                            DISCUSSION OF PROPOSAL 1:
                  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

      Proposal 1 relates to the approval by Shareholders of a new investment advisory agreement for the Trust. The 1940 Act, which regulates investment companies such as the Trust, requires an investment advisory agreement between an investment adviser and an investment company to terminate whenever there is a change in control of the investment company's investment adviser. After such investment advisory agreement terminates, a new investment advisory agreement must be approved by shareholders of the investment company in order for the investment adviser to continue to manage the investment company's investments. FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

           INFORMATION REGARDING THE CHANGE IN CONTROL OF THE ADVISOR

      INFORMATION REGARDING THE TRANSACTION. The Advisor is a wholly-owned subsidiary of Rydex Holdings, Inc. ("Rydex Holdings"), which is a wholly-owned subsidiary of Rydex NV, Inc. Rydex NV, Inc. is owned by various trusts controlled by the Viragh family (the "Viragh Family Trusts"). On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc., ICT Holdings, LLC, Rydex Holdings and Investment Capital Technologies, LLC ("ICT" and together with Rydex Holdings, "Rydex") pursuant to which Security Benefit will acquire 100% of the outstanding shares of common stock of Rydex Holdings and 100% of the outstanding limited liability company interests of ICT (the "Transaction"). Once completed, the Transaction will result in a change of control of Rydex Holdings and, ultimately, the Advisor. The change of control of the Advisor, in turn, will result in the termination of the investment advisory agreement between the Advisor and the Trust (the "Current Agreement"). The Transaction is not expected to result in a change in the persons responsible for the day-to-day management of the Funds, or in the operations of the Funds or in any changes in the investment approach of the Advisor with respect to the Funds.

      INTEREST OF CERTAIN PERSONS IN THE TRANSACTION. Certain executive officers and both of the Interested Trustees of the Trust are participants in the Rydex Holdings, Inc. Amended and Restated Value Participation Plan established to reward certain key executives of Rydex for the increase in value of Rydex over time. Upon the Closing of the Transaction, which is valued at approximately $752,000,000, subject to adjustment in accordance with the Purchase and Sale Agreement, and at certain defined times thereafter, certain of these executive officers and Interested Trustees will be entitled to receive payments thereunder. As a result of this direct and indirect interest in the Transaction and the Advisor, and any future employment arrangements with Security Benefit, these executive officers and Interested Trustees may be deemed to have a substantial interest in shareholder approval of the new investment advisory agreement.

      THE APPROVAL OF THE NEW AGREEMENT. At a Special Meeting of the Board of Trustees held on July 10, 2007 (the "July Board Meeting"), the Board considered and voted in favor of a new investment advisory agreement for the Trust (the "New Agreement") pursuant to which, subject to its approval by each Fund's Shareholders, the Advisor will continue to serve as investment adviser to each Fund after the completion of the Transaction. The Advisor's fees for its services to the Funds under the New Agreement will be the same as its fees under the Current Agreement. The other terms of the New Agreement will also be the same in all material respects to those of the Current Agreement. In reviewing the New Agreement, the Board considered its review of relevant materials relating to the Current Agreement at the previous annual renewal meeting on August 27, 2006. At the Board's most recent annual renewal meeting on August 27, 2007 (the "2007 Renewal Meeting"), the Board reconsidered and again voted in favor of the New Agreement. In reviewing the New Agreement, the Board considered all of the relevant materials relating to both the Current and New Agreements that were presented to the Board at the July Board Meeting and 2007 Renewal Meeting.

      While Rydex expects the Transaction to be completed by the end of the fourth quarter of 2007, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Agreement will not automatically terminate and will remain in effect, and the New Agreement will not be entered into, even if it has been approved by Fund shareholders.

                              THE CURRENT AGREEMENT

      The Current Agreement has been in place between the Trust and the Advisor since April 30, 2004. On April 30, 2004, a Special Meeting of Shareholders was held to approve the Current Agreement for the Trust following a change of control of the Advisor resulting from the passing of Mr. Albert P. "Skip" Viragh, Jr., who was previously the controlling shareholder of the Advisor (the "2004 Special Meeting"). The Current Agreement is substantially similar to the investment advisory agreement that was approved at the time of the Trust's original creation and organization, and has been revised only to the extent necessary to incorporate non-material changes required by regulation or new industry standards. The Current Agreement had an initial term of two years, after which the continuance of the Current Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In accordance with the Board's best practices, the Current Agreement has been renewed by the Board on an annual basis following its initial approval.

             BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENT AND
                    THE CONTINUATION OF THE CURRENT AGREEMENT

      In preparation for the 2007 Renewal Meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

      In its deliberations at the 2007 Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current Agreement and New Agreement were fair and reasonable; (b) concluded that the Advisor's fees were reasonable in light of the services that the Advisor provides to the Funds; (c) agreed to renew the Current Agreement for an additional one-year term; and (d) agreed to approve the New Agreement for an initial term of two years.

      In approving the New Agreement and the continuation of the Current Agreement at the 2007 Renewal Meeting, the Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.

      NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR. At the 2007 Renewal Meeting, the Board reviewed the scope of services to be provided by the Advisor under the Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided by the Advisor for the upcoming year. In reviewing the scope of services provided to the Funds by the Advisor, the Board reviewed and discussed the Advisor's investment experience, noting that the Advisor and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered the Advisor's compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that the Advisor provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered the Advisor's investment processes and strategies, and matters related to the Advisor's portfolio transaction policies and procedures. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by the Advisor to the Funds under the Current Agreement were appropriate and continued to support the Board's original selection of the Advisor as investment adviser to the Funds.

      FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE ADVISOR. At the 2007 Renewal Meeting, the Board reviewed statistical information prepared by the Advisor regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange-traded funds registered under the 1940 Act determined by the Advisor to comprise each Fund's applicable peer group. In addition, the Board reviewed statistical information prepared by the Advisor relating to the performance of each Fund, as well as each Fund's ability to successfully track its benchmark over time, and a comparison of each Fund's performance to exchange-traded funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by the Advisor, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Agreement.

      COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE ADVISOR AND ITS AFFILIATES. At the 2007 Renewal Meeting, the Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Current Agreement for the last calendar year. The Advisor also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds' expenses, including the investment advisory fees paid to the Advisor. The Board also reviewed information regarding direct revenue received by the Advisor and ancillary revenue received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor (as discussed below) and/or its affiliates. The Board also discussed the Advisor's profit margin as reflected in the Advisor's profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by the Advisor and its affiliates under the Current Agreement and from other relationships between the Funds and the Advisor and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

      ECONOMIES  OF  SCALE.   In  connection  with  its  review  of  the  Funds'
profitability analysis at the 2007 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Board noted that neither the Current Agreement nor the New Agreement for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. However, the Board also considered that at the time the Funds were formed, possible future economies of scale had been taken into consideration by fixing the investment advisory fees at rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders would have received from a fee structure with declining breakpoints where the initial fee was higher. The Board also reviewed and considered the Advisor's historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

      OTHER BENEFITS TO THE ADVISOR AND/OR ITS AFFILIATES. At the 2007 Renewal Meeting, in addition to evaluating the services provided by the Advisor, the Board also considered the nature, extent, quality and cost of the distribution services performed by the Advisor's affiliates under separate agreements. The Board noted that the Advisor reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Advisor pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by the Advisor's affiliates to the Trust will benefit the Funds' shareholders, and that any ancillary benefits would not be disadvantageous to the Funds' shareholders.

      ADDITIONAL CONSIDERATIONS IN APPROVING THE NEW AGREEMENT

      On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of the Advisor for the purpose of learning more about Security

Benefit and the proposed Transaction. Immediately following the announcement that Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that the Advisor provide the Board with additional information pertaining to the effect of the proposed change of control on the Advisor's personnel and operations and the terms of the New Agreement. The Advisor presented its response to the Board's request for additional information prior to and at a Special Meeting of the Board of Trustees held on July 10, 2007. The Advisor provided the Board with oral and written information to help the Board evaluate the impact of the change of control on the Advisor, the Advisor's ability to continue to provide investment advisory services to the Funds under the New Agreement, and informed the Board that the contractual rate of the Advisor's fees will not change under the New Agreement. The Advisor also affirmed that the terms of the New Agreement were the same in all material respects to those of the Current Agreement.

      The Trustees deliberated on the approval of the New Agreement in light of the information provided. The Board determined that the terms of the New Agreement set forth materially similar rights, duties and obligations on the Advisor with regard to the services to be provided to the Trust, and provided at least the same level of protection to the Trust, the Funds and the Funds' shareholders as the Current Agreement. The Board also noted that the Advisor's fees for its services to the Funds under the New Agreement would be the same as its fees under the Current Agreement. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreement, as discussed above, were equally relevant to their approval of the New Agreement, along with the additional factors relevant to the proposed change of control discussed below.

      NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR; PERFORMANCE OF THE FUNDS. The Board noted that the Advisor was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to the Advisor. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with the Advisor following the Transaction and that the investment and management services provided to the Funds by the Advisor will not change. The Board also considered the Advisor's and Security Benefit's representations to the Board that Security Benefit intends for the Advisor to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of the Advisor, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by the Advisor to the Funds were appropriate and were expected to continue under the New Agreement, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by the Advisor and its affiliates or the future performance of the Funds.

      FUND EXPENSES. The Board also considered the fact that the fees payable to the Advisor and other expenses of the Funds would be the same under the New Agreement as they are under the Current Agreement, and on this basis, the Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New Agreement. More detailed information regarding the fees under the New Agreement is contained in the discussion below with respect to Proposal 1.

      COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE ADVISOR AND ITS AFFILIATES. Because the Advisor's fees under the New Agreement are the same as those assessed under the Current Agreement, the Board concluded that the profits to be realized by the Advisor and its respective affiliates under the New Agreement and from other relationships between the Funds and the Advisor, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect the Advisor's future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

      ECONOMIES OF SCALE. The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

      DESCRIPTION OF THE TERMS OF THE NEW AGREEMENT. A form of New Agreement is attached to this proxy statement as Appendix B. The form of New Agreement provides that the Advisor's fees with respect to each Fund will remain unchanged from the fees contained in the Current Agreement. The New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for an initial term of two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Agreement provides for automatic termination, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act).

      Pursuant to the New Agreement, the Advisor will act as investment adviser to each Fund. The New Agreement will require the Advisor to:

      o provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

      o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust,

            By-Laws and its registration statement on file with the U.S. Securities and Exchange Commission (the "SEC");

      o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

      o     vote any proxies for Fund securities;

      o provide the Trust, and any other agent designated by the Trust, with records concerning the Advisor's activities which each Fund is required to maintain; and

      o provide other reports reasonably requested by the Trust's officers and Board concerning the Advisor's discharge of the foregoing responsibilities.

      The New Agreement also authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of each Fund and directs the Advisor to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the Advisor also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to each Fund.

      Under the terms of the New Agreement, the Advisor agrees to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided therein, as discussed in further detail below. The New Agreement provides that the Advisor shall indemnify and hold harmless the Trust against losses by reason of or arising out of: (i) the Advisor being in material violation of (A) any applicable federal or state law, rule, or regulation, (B) any investment policy or restriction set forth in the Funds' Registration Statement, or (C) any written guidelines or instruction provided in writing by the Board; or (ii) the Advisor's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under, or its reckless disregard of, its obligations and duties.

      INFORMATION ABOUT THE ADVISOR. PADCO Advisors II, Inc. serves as the investment adviser to the Trust. Together with PADCO Advisors, Inc., PADCO Advisors II, Inc. operates as Rydex Investments. PADCO Advisors II, Inc. is organized as a Maryland corporation with its principal place of business located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Rydex Holdings is the sole shareholder of PADCO Advisors II, Inc. Rydex Holdings is a wholly-owned subsidiary of Rydex NV, Inc. The Viragh Family Trust currently owns a controlling interest in Rydex NV, Inc. These companies may, prior to or after consummation of the

Transaction, be merged into limited liability companies. Such merger will not be considered a change in control of the Advisor.

      The name and principal occupation of each director and principal executive officer of PADCO Advisors II, Inc. are listed below. Unless otherwise noted, the business address of each director and officer is c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Following the closing of the Transaction, Messrs. Viragh and Mses. Dahl and Viragh will relinquish their positions as directors of the Advisor and may be replaced by directors elected by the Advisor's shareholders.

NAME                   TITLE                                PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------
Jean M. Dahl           Director             Director of Rydex NV, Inc., Rydex Holdings, Inc.,
                                            PADCO Advisors, Inc., PADCO Advisors II, Inc.,
                                            Rydex Fund Services, Inc., Rydex Distributors, Inc.
                                            and Advisor Research Center, Inc.; Vice President of
                                            Rydex NV, Inc.; Director of Viragh Family Found-
                                            ation; and Employee of Dynamic Holdings, Inc.

Katherine A. Viragh    Director             Director of Rydex NV, Inc., Rydex Holdings, Inc.,
                                            PADCO Advisors, Inc., PADCO Advisors II, Inc.,
                                            Rydex Fund Services, Inc., Rydex Distributors, Inc.
                                            and Advisor Research Center, Inc.; Treasurer of
                                            Rydex NV, Inc.; Manager and Voting Trustee of ICT
                                            Holdings, LLC; Manager, President, Secretary and
                                            Treasurer of Investment Capital Technologies, LLC;
                                            Director and Treasurer of Viragh Family Foundation;
                                            Director and Employee of Dynamic Holdings, Inc.;
                                            Trustee of Spring Hill College; Trustee of 2003
                                            Dynamic Irrevocable Trust, 2003 Irrevocable Trust
                                            for Family of Skip Viragh and other family trusts

Mark S. Viragh         Director             Director of Rydex NV, Inc., Rydex Holdings, Inc.,
                                            PADCO Advisors, Inc., PADCO Advisors II, Inc.,
                                            Rydex Fund Services, Inc., Rydex Distributors, Inc.
                                            and Advisor Research Center, Inc.; Secretary of
                                            Rydex NV, Inc.; Director and President of Viragh
                                            Family Foundation; Director and President of The
                                            Skip Viragh Foundation, Inc.; Director and President
                                            of Nova Foundation, Inc.; Director and Employee of
                                            Dynamic Holdings, Inc.; Trustee of 2003 Dynamic
                                            Irrevocable Trust, 2003 Irrevocable Trust for Family
                                            of Skip Viragh and other family trusts

Robert J. Viragh       Director             Director and Chairman of the Board of Rydex NV,
                                            Inc., Rydex Holdings, Inc., PADCO Advisors, Inc.,
                                            PADCO Advisors II, Inc., Rydex Fund Services,
                                            Inc., Rydex Distributors, Inc. and Advisor Research
                                            Center, Inc.; President of Rydex NV, Inc.; Director
                                            of Viragh Family Foundation; Employee of Dynamic
                                            Holdings, Inc.

NAME                   TITLE                                PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------
Carl G. Verboncoeur*   Chief Executive      Chief Executive Officer, PADCO Advisors, Inc. and
                       Officer and          PADCO Advisors II, Inc.; Chief Executive Officer,
                       Treasurer            President and Treasurer, Rydex Fund Services, Inc.
                                            and Rydex Distributors, Inc.; President and
                                            Treasurer, Rydex Holdings, Inc.

Michael P. Byrum*      Chief Investment     Chief Investment Officer, President and Secretary,
                       Officer, President   PADCO Advisors, Inc. and PADCO Advisors II,
                       and Secretary        Inc.; Secretary, Rydex Holdings, Inc.

Joanna M. Haigney      Chief Compliance     Chief Compliance Officer, PADCO Advisors, Inc.
                       Officer              and PADCO Advisors II, Inc.

* Messrs. Verboncoeur and Byrum also serve as Interested Trustees of the Trust.

PROPOSAL 1. THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN RYDEX
            ETF TRUST AND PADCO ADVISORS II, INC.

      The Current Agreement between the Advisor and the Trust is dated April 30, 2004, and was approved by the shareholders of the Trust at the 2004 Special Meeting. In accordance with the Board's best practices, the Current Agreement has been renewed by the Board on an annual basis following its initial approval. The Current Agreement will remain in place until the completion of the Transaction at which time, as a result of the change in the control of the Advisor, the Current Agreement will terminate and, subject to shareholder approval, the New Agreement will go into effect. The terms of the New Agreement, including fees, are identical, with the exception of the date and term, to the terms of the Current Agreement. A form of the New Agreement is included as Appendix B to this Proxy Statement.

      The tables that follow provide, with respect to each of the Trust's Funds:
(i) the Advisor's annual rate of compensation under the Current and New Agreements, stated as a percentage of the Fund's assets; (ii) the amount of advisory fees paid to the Advisor pursuant to the Current Agreement for the Trust's most recently completed fiscal year ended October 31, 2006; and (iii) amounts paid by the Advisor to State Street Bank and Trust Company for administration, custody and transfer agency services for the Trust's most recently completed fiscal year ended October 31, 2006. For the fiscal year ended October 31, 2006, the Trust's Funds did not pay any brokerage commissions to the Distributor. Each Fund has adopted a Distribution Plan pursuant to which the Distributor, or designated service providers, may receive up to 0.25% of a Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. However, for the fiscal year ended October 31, 2006, the Funds did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan.

                                                                              CUSTODY,
                                                                           ADMINISTRATION
                                                                            AND TRANSFER
                                         CURRENT AND    ADVISORY FEES     AGENCY EXPENSES
                                         ANTICIPATED   PAID TO ADVISOR    PAID DURING THE
                                           ADVISORY    FOR FISCAL YEAR      FISCAL YEAR
FUND                                      FEE RATE*       ENDED 2006        ENDED 2006
------------------------------------------------------------------------------------------
Rydex Russell Top 50 ETF                     0.20%        $  326,403         $  59,541

Rydex S&P Equal Weight ETF                   0.40%        $6,067,717         $ 550,815

Rydex S&P Equal Weight Consumer
   Discretionary ETF                         0.50%            **                **

Rydex S&P Equal Weight Consumer
   Staples ETF                               0.50%            **                **

Rydex S&P Equal Weight Energy ETF            0.50%            **                **

Rydex S&P Equal Weight Financials ETF        0.50%            **                **

Rydex S&P Equal Weight Health Care ETF       0.50%            **                **

Rydex S&P Equal Weight Industrials ETF       0.50%            **                **

Rydex S&P Equal Weight Materials ETF         0.50%            **                **

Rydex S&P Equal Weight Technology ETF        0.50%            **                **

Rydex S&P Equal Weight Utilities ETF         0.50%            **                **

Rydex S&P 500 Pure Growth ETF                0.35%        $   32,115***     $   12,700***

Rydex S&P 500 Pure Value ETF                 0.35%        $   28,282***     $    9,649***

Rydex S&P MidCap 400 Pure Growth ETF         0.35%        $   42,331***     $   12,575***

Rydex S&P MidCap 400 Pure Value ETF          0.35%        $   27,406***     $    6,628***

Rydex S&P SmallCap 600 Pure Growth ETF       0.35%        $   16,689***     $   11,868***

Rydex S&P SmallCap 600 Pure Value ETF        0.35%        $   13,382***     $   14,681***

* The Advisor has contractually agreed to pay all operating expenses of each Rydex ETF Trust Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, any future distribution fees or expenses, and extraordinary expenses.

** Not in operation for the period indicated. The Fund commenced operations on November 1, 2006.

***   Since the commencement of operations on March 1, 2006.

                       BOARD RECOMMENDATION ON PROPOSAL 1.

      At its meeting on August 27, 2007, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor will provide to the Funds; and (c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to Shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 1.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

             INFORMATION ABOUT TRUST OFFICERS AND SERVICE PROVIDERS

      PRINCIPAL UNDERWRITER. Rydex Distributors, Inc., located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the distributor and principal underwriter to the Trust.

      ADMINISTRATOR.   State  Street  Bank  and  Trust  Company  serves  as  the
administrator for the Trust.

      TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as officers of the Trust. The business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers, other than the Chief Compliance Officer, receives compensation from the Trust for their services.

                  POSITION(S)                                                NUMBER
                  HELD WITH                                                  OF PORTFOLIOS
                  THE TRUST,                                                 IN FUND        OTHER
                  TERM OF                                                    COMPLEX        DIRECTOR-
NAME, ADDRESS     OFFICE AND                                                 OVERSEEN BY    SHIPS
AND AGE OF        LENGTH OF      PRINCIPAL OCCUPATION(S)                     TRUSTEE/       HELD BY
TRUSTEE/OFFICER   TIME SERVED    DURING PAST 5 YEARS                         OFFICER        TRUSTEE
-------------------------------------------------------------------------------------------------------
Carl G.           Trustee from   PADCO ADVISORS, INC.:                               138           None.
Verboncoeur       2004 to        Chief Executive Officer
(54)              present;       from October 2003 to present;
                  President      Executive Vice President from
                  from 2003      December 2002 to  October  2003;
                  to Present;    President from October  2003 to May 2004;
                  Vice           and Treasurer from
                  president      December 2002 to present
                  from 1997 to
                  present; and   PADCO ADVISORS II, INC.:
                  Treasurer      Chief Executive Officer from
                  from 1997      December 2003 to present; Executive Vice
                  to 2003.       President from December 2002 to December
                                 2003; President from December 2002 to
                                 May 2004 and Treasurer from December
                                 2003 to present

                                 RYDEX CAPITAL PARTNERS I, LLC:
                                 Treasurer from October 2003 to
                                 April 2007, and Executive Vice
                                 President from October 2003 to August 2006

                                 RYDEX CAPITAL PARTNERS II, LLC:
                                 Treasurer from October 2003 to
                                 April 2007, and Executive Vice
                                 President from October 2003 to August 2006

                  POSITION(S)                                                NUMBER
                  HELD WITH                                                  OF PORTFOLIOS
                  THE TRUST,                                                 IN FUND        OTHER
                  TERM OF                                                    COMPLEX        DIRECTOR-
NAME, ADDRESS     OFFICE AND                                                 OVERSEEN BY    SHIPS
AND AGE OF        LENGTH OF     PRINCIPAL OCCUPATION(S)                      TRUSTEE/       HELD BY
TRUSTEE/OFFICER   TIME SERVED   DURING PAST 5 YEARS                          OFFICER        TRUSTEE
-------------------------------------------------------------------------------------------------------
Carl G.                         RYDEX ADVISORY SERVICES:
Verboncoeur                     Chief Executive Officer from
(continued)                     August 2004 to present

                                RYDEX DISTRIBUTORS, INC.:
                                President and Chief Executive
                                Officer from December 2003 to
                                present; Treasurer from December
                                2002 to present; Executive Vice
                                President from December 2002 to
                                December 2003; and Vice President
                                from December 2001 to December
                                2002

                                RYDEX FUND SERVICES, INC.:
                                Chief Executive Officer from
                                December 2003 to present; President and
                                Treasurer from December 2002 to present;
                                and Executive Vice President from
                                December 2001 to December 2002

                                RYDEX HOLDINGS, INC.:
                                Chief Executive Officer, President
                                and Treasurer from December 2005 to
                                present

                                ADVISOR RESEARCH CENTER, INC.:
                                Chief Executive Officer,
                                President and Treasurer from
                                May 2006 to present

                                RYDEX SPECIALIZED PRODUCTS, LLC:
                                Chief Executive Officer, Director and
                                Treasurer from September 2005 to
                                present

Michael P. Byrum  Trustee       PADCO ADVISORS, INC.:                               138           None.
(36)              from 2005     Chief Investment Officer from August
                  to present.   2006 to  present;  Chief Operating
                                Officer  from October 2003 to May 2004;
                                Executive Vice President from December
                                2002 to May 2004; President from May
                                2004 to present;  and Secretary from
                                December 2002 to present

                                PADCO ADVISORS II, INC.:
                                Chief Investment  Officer  from  August
                                2006  to  present;  Chief Operating
                                Officer from December 2003 to May 2004;
                                Executive Vice  President  from  December
                                2002 to May 2004; President  from May
                                2004 to present; and Secretary from
                                December 2002 to present

                                RYDEX ADVISORY SERVICES:

                  POSITION(S)                                                NUMBER
                  HELD WITH                                                  OF PORTFOLIOS
                  THE TRUST,                                                 IN FUND        OTHER
                  TERM OF                                                    COMPLEX        DIRECTOR-
NAME, ADDRESS     OFFICE AND                                                 OVERSEEN BY    SHIPS
AND AGE OF        LENGTH OF     PRINCIPAL OCCUPATION(S)                      TRUSTEE/       HELD BY
TRUSTEE/OFFICER   TIME SERVED   DURING PAST 5 YEARS                          OFFICER        TRUSTEE
-------------------------------------------------------------------------------------------------------
Michael P. Byrum                President from August 2004 to  present
(continued)

                                RYDEX CAPITAL PARTNERS I, LLC:
                                President and Secretary from  October
                                2003 to April 2007

                                RYDEX CAPITAL PARTNERS II, LLC:
                                President and Secretary from
                                October 2003 to April 2007

                                RYDEX DISTRIBUTORS, INC.:
                                Secretary from December 2001 to May
                                2004; Executive Vice President from
                                December 2002 to May 2004; and Chief
                                Operating Officer from December 2003
                                to May 2004

                                RYDEX  FUND   SERVICES,   INC.:
                                Secretary  from December  2002  to
                                present;   Executive  Vice President  from
                                December 2002 to August 2006; and Chief
                                Operating Officer from December 2003
                                to May 2004

                                RYDEX HOLDINGS, INC.:
                                Secretary from December 2005 to
                                present and Executive Vice President
                                from December 2005 to August 2006

                                ADVISOR RESEARCH CENTER, INC.:
                                Secretary from May 2006 to present and
                                Executive Vice President from May 2006 to
                                August 2006

                                RYDEX SPECIALIZED PRODUCTS, LLC:
                                Director and Secretary from September
                                2005 to present

Nick Bonos        Vice          Senior Vice President of Fund                       138         Not
(43)              President     Services of PADCO Advisors, Inc. from                       Applicable.
                  and           August 2006 to present; Senior Vice
                  Treasurer     President of Rydex Fund Services, Inc.
                  from 2003     from December 2003 to August 2006;
                  to present.   Vice  President of Accounting, Rydex
                                Fund Services, Inc. from 2001 to
                                2003; and Chief Financial Officer and
                                Manager of Rydex Specialized Products, LLC
                                from September 2005 to present

                  POSITION(S)                                                NUMBER
                  HELD WITH                                                  OF PORTFOLIOS
                  THE TRUST,                                                 IN FUND        OTHER
                  TERM OF                                                    COMPLEX        DIRECTOR-
NAME, ADDRESS     OFFICE AND                                                 OVERSEEN BY    SHIPS
AND AGE OF        LENGTH OF     PRINCIPAL OCCUPATION(S)                      TRUSTEE/       HELD BY
TRUSTEE/OFFICER   TIME SERVED   DURING PAST 5 YEARS                          OFFICER        TRUSTEE
-------------------------------------------------------------------------------------------------------
Joanna M.         Chief         Chief Compliance Officer of PADCO                  138          Not
Haigney           Compliance    Advisors, Inc. and PADCO Advisors II, Inc.                  Applicable.
(40)              Officer from  from May 2005 to present and Rydex Capital
                  2004 to       Partners I, LLC and Rydex Capital Partners
                  present; and  II, LLC from August 2006 to April 2007;
                  Secretary     Vice President of Compliance of PADCO
                  from 2000     Advisors, Inc. from August 2006 to
                  to present.   Present; Assistant Secretary of Rydex
                                Distributors, Inc. from December 2001 to
                                December 2003; and Vice President of Rydex
                                Distributors, Inc. from December 2003 to
                                May 2004 and Rydex Fund Services, Inc.
                                from December 2001 to August 2006

Joseph Arruda     Assistant     Vice President of PADCO Advisors,                  138          Not
(40)              Treasurer     Inc. and PADCO Advisors II, Inc. from 2004                  Applicable.
                  from 2006     to present; Director of Accounting of
                  to present.   PADCO Advisors, Inc. and PADCO Advisors
                                II, Inc. from 2003 to 2004; Vice
                                President of Mutual Funds, State Street
                                Bank & Trust from 2000 to 2003.

Paula Billos      Controller    Director of Fund Administration of                 138          Not
(33)              from 2006     PADCO  Advisors, Inc. and PADCO                             Applicable.
                  to present.   Advisors II, Inc. from 2001 to present.

                      SHAREHOLDERS SHARING THE SAME ADDRESS

      If two or more Shareholders share the same address, only one copy of this Proxy Statement will be delivered to that address, unless a Fund has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, a Fund will deliver promptly a separate copy of this Proxy Statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call the Funds' proxy solicitation agent at 1-877-256-6082 or forward a written request to a Fund c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

                 OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

      Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Appendix A to this Proxy Statement lists for each Fund the total number of shares outstanding as of the

Record Date. It also identifies holders, as of the Record Date, of more than 5% of shares of each Fund.

                              SHAREHOLDER PROPOSALS

      The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust's Agreement and Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of Rydex ETF Trust, c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                                  OTHER MATTERS

      The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

                 ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

      For a free copy of the Trust's most recent Annual Report (and most recent Semi-Annual Report succeeding the Annual Report, if any), Shareholders may call 1-800-820-0888, visit the Funds' web site at www.rydexinvestments.com, or write to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                                 OTHER BUSINESS

      The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS. YOU MAY ALSO ATTEND THE MEETING AND VOTE IN PERSON.

                                   APPENDIX A

                 OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

I.    OUTSTANDING SHARES

      As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

FUND                                                    TOTAL SHARES OUTSTANDING
--------------------------------------------------------------------------------

Russell Top 50 ETF                                            5,550,025.0000

S&P Equal Weight ETF                                         48,460,180.0000

S&P Equal Weight Consumer Discretionary ETF                   1,050,000.0000

S&P Midcap 400 Pure Growth ETF                                  250,008.0000

S&P Midcap 400 Pure Value ETF                                   650,042.0000

S&P Equal Weight Industrials ETF                                150,000.0000

S&P Equal Weight Consumer Staples ETF                           150,000.0000

S&P 500 Pure Growth ETF                                       1,550,025.0000

S&P 500 Pure Value ETF                                        1,350,095.0000

S&P Equal Weight Materials ETF                                  150,000.0000

S&P Equal Weight Energy ETF                                     150,000.0000

S&P Equal Weight Financial ETF                                  100,000.0000

S&P Equal Weight Health Care ETF                                650,000.0000

S&P Equal Weight Technology ETF                                 250,000.0000

S&P Equal Weight Utilities ETF                                  150,000.0000

S&P Smallcap 600 Pure Growth ETF                                250,001.0000

S&P Smallcap 600 Pure Value ETF                                 650,017.0000

II.   SIGNIFICANT SHAREHOLDERS

      As of the Record Date, the following persons were the only persons who were record owners or, to the best knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Fund.

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                     NAME OF                    ADDRESS OF               NUMBER OF        SHARES
FUND                            BENEFICIAL OWNER             BENEFICIAL OWNER           SHARES OWNED   OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Rydex Russell               Merrill Lynch, Pierce        101 Hudson Street                   846,427      15.25%
Top 50 ETF                  Fenner & Smith               World Financial Center -
                                                         North Tower
                                                         New York, NY 10281

Rydex Russell               Citigroup Global Markets     333 W. 34th Street                  804,897      14.50%
Top 50 ETF                                               New York, NY 10001

Rydex Russell               Charles Schwab & Co.         101 Montgomery Street               616,522      11.11%
Top 50 ETF                                               San Francisco, CA 94104

Rydex Russell               JP Morgan Chase Bank,        14201 Dallas Parkway                462,633       8.34%
Top 50 ETF                  NA                           Suite 121
                                                         Dallas, TX 75254

Rydex Russell               National Financial           200 Liberty Street                  387,789       6.99%
Top 50 ETF                  Services FS LLC              New York, NY 10281

Rydex Russell               Northern Trust Company       801 South Canal C-IN                365,397       6.58%
Top 50 ETF                                               Chicago, IL

Rydex S&P 500               Morgan Stanley DW Inc        51 Mercedes Way                     379,190      24.46%
Pure Growth ETF                                          Edgewood, NY

Rydex S&P 500               Pershing                     1 Pershing Plaza                    144,636       9.33%
Pure Growth ETF                                          Jersey City, NJ 07399

Rydex S&P 500               Charles Schwab & Co.         101 Montgomery Street               143,560       9.26%
Pure Growth ETF                                          San Francisco, CA 94104

Rydex S&P 500               Brown Bros. Harriman         525 Washington Blvd.                133,000       8.58%
Pure Growth ETF             & Co.                        Jersey City, NJ 07302

Rydex S&P 500               Merrill Lynch, Pierce        101 Hudson Street                   120,534       7.78%
Pure Growth ETF             Fenner & Smith               World Financial Center -
                                                         North Tower
                                                         New York, NY 10281

Rydex S&P 500               TD Ameritrade                4211 South 102nd Street             118,859       7.67%
Pure Growth ETF                                          Omaha, NE 68127

Rydex S&P 500               First Clearing LLC           901 East Byrd Street                 87,789       5.66%
Pure Growth ETF                                          Richmond, VA 23219

Rydex S&P 500               Charles Schwab & Co.         101 Montgomery Street               313,423      23.21%
Pure Value ETF                                           San Francisco, CA 94104

Rydex S&P 500               Bank of New York (The)       One Wall Street                     170,786      12.65%
Pure Value ETF                                           5th Floor
                                                         New York, NY 10286

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                     ADDRESS OF             NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER              BENEFICIAL OWNER         SHARES OWNED   OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
Rydex S&P 500               TD Ameritrade                4211 South 102nd Street             143,474      10.63%
Pure Value ETF                                           Omaha, NE 68127

Rydex S&P 500               JP Morgan Chase Bank,        14201 Dallas Parkway                131,887       9.77%
Pure Value ETF              NA                           Suite 121
                                                         Dallas, TX 75254

Rydex S&P 500               First Clearing LLC           901 East Byrd Street                118,796       8.80%
Pure Value ETF                                           Richmond, VA 23219

Rydex S&P 500               National Financial           200 Liberty Street                  106,259       7.87%
Pure Value ETF              Services FS LLC              New York, NY 10281

Rydex S&P Equal             Charles Schwab & Co.         101 Montgomery Street             7,873,933      16.38%
Weight ETF                                               San Francisco, CA 94104

Rydex S&P Equal             National Financial           200 Liberty Street                5,312,347      11.05%
Weight ETF                  Services FS LLC              New York, NY 10281

Rydex S&P Equal             Citigroup Global Markets     333 W. 34th Street                3,854,459       8.02%
Weight ETF                                               New York, NY 10001

Rydex S&P Equal             Merrill Lynch, Pierce        101 Hudson Street                 3,595,592       7.48%
Weight ETF                  Fenner & Smith               World Financial Center -
                                                         North Tower
                                                         New York, NY 10281

Rydex S&P Equal             Pershing                     1 Pershing Place                  3,421,312       7.12%
Weight ETF                                               Jersey City, NJ 07399

Rydex S&P Equal             Citigroup Global Markets     333 W. 34th Street                  854,980      65.77%
Weight Consumer                                          New York, NY 10001
Discretionary ETF

Rydex S&P Equal             Timber Hill LLC              Two Pickwick Plaza                  204,529      15.73%
Weight Consumer                                          Greenwich, CT 06830
Discretionary ETF

Rydex S&P Equal             Morgan Stanley DW Inc        51 Mercedes Way                     115,400       8.88%
Weight Consumer                                          Edgewood, NY
Discretionary ETF

Rydex S&P Equal             Timber Hill LLC              Two Pickwick Plaza                   65,626      43.75%
Weight Consumer                                          Greenwich, CT 06830
Staples ETF

Rydex S&P Equal             Goldman Sachs & Co.          180 Maiden Lane                      63,716      42.48%
Weight Consumer                                          New York, NY 10038
Staples ETF

Rydex S&P Equal             Timber Hill LLC              Two Pickwick Plaza                   63,216      42.14%
Weight Energy ETF                                        Greenwich, CT 06830

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                     ADDRESS OF             NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER              BENEFICIAL OWNER         SHARES OWNED   OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
Rydex S&P Equal             National Financial           200 Liberty Street                   21,114      14.08%
Weight Energy ETF           Services FS LLC              New York, NY 10281

Rydex S&P Equal             Charles Schwab & Co.         101 Montgomery Street                11,336       7.56%
Weight Energy ETF                                        San Francisco, CA 94104

Rydex S&P Equal             First Clearing LLC           901 East Byrd Street                  9,798       6.53%
Weight Energy ETF                                        Richmond, VA 23219

Rydex S&P Equal             TD Ameritrade                4211 South 102nd Street               9,162       6.11%
Weight Energy ETF                                        Omaha, NE 68127

Rydex S&P Equal             Timber Hill LLC              Two Pickwick Plaza                   75,091      75.09%
Weight Financials                                        Greenwich, CT 06830
ETF

Rydex S&P Equal             National Financial           200 Liberty Street                    5,842       5.84%
Weight Financials           Services FS LLC              New York, NY 10281
ETF

Rydex S&P Equal             Bear, Stearns Securities     One Metrotech Center                  5,100       5.10%
Weight Financials           Corp                         North
ETF                                                      4th Floor
                                                         Brooklyn, NY

Rydex S&P Equal             Northern Trust Company       801 South Canal C-IN                276,302      42.51%
Weight Health Care                                       Chicago, IL
ETF

Rydex S&P Equal             Timber Hill LLC              Two Pickwick Plaza                  121,516      18.69%
Weight Health Care                                       Greenwich, CT 06830
ETF

Rydex S&P Equal             Citigroup Global Markets     333 W. 34th Street                   63,000       9.69%
Weight Health Care                                       New York, NY 10001
ETF

Rydex S&P Equal             Merrill Lynch, Pierce        101 Hudson Street                    42,794       6.58%
Weight Health Care          Fenner & Smith               World Financial Center -
ETF                                                      North Tower
                                                         New York, NY 10281

Rydex S&P Equal             Charles Schwab & Co.         101 Montgomery Street                41,617       6.40%
Weight Health Care                                       San Francisco, CA 94104
ETF

Rydex S&P Equal             Timber Hill LLC              Two Pickwick Plaza                   65,364      43.58%
Weight Industrials                                       Greenwich, CT 06830
ETF

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                     ADDRESS OF             NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER              BENEFICIAL OWNER         SHARES OWNED   OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Rydex S&P Equal             National Financial           200 Liberty Street                   19,640      13.09%
Weight Industrials          Services FS LLC              New York, NY 10281
ETF

Rydex S&P Equal             UBS Financial Services       1000 Harbor Boulevard                13,133       8.76%
Weight Industrials          Inc.                         Weehawken, NJ 07086
ETF

Rydex S&P Equal             Citigroup Global Markets     333 W. 34th Street                   12,581       8.39%
Weight Industrials                                       New York, NY 10001
ETF

Rydex S&P Equal             TD Ameritrade                4211 South 102nd Street              11,730       7.82%
Weight Industrials                                       Omaha, NE 68127
ETF

Rydex S&P Equal             Charles Schwab & Co.         101 Montgomery Street                10,808       7.21%
Weight Industrials                                       San Francisco, CA 94104
ETF

Rydex S&P Equal             Charles Schwab & Co.         101 Montgomery Street                90,198      60.13%
Weight Materials                                         San Francisco, CA 94104
ETF

Rydex S&P Equal             First Clearing LLC           901 East Byrd Street                 12,136       8.09%
Weight Materials                                         Richmond, VA 23219
ETF

Rydex S&P Equal             Timber Hill LLC              Two Pickwick Plaza                   10,256       6.84%
Weight Materials                                         Greenwich, CT 06830
ETF

Rydex S&P Equal             Timber Hill LLC              Two Pickwick Plaza                  134,788      53.92%
Weight Technology                                        Greenwich, CT 06830
ETF

Rydex S&P Equal             National Financial           200 Liberty Street                   34,686      13.87%
Weight Technology           Services FS LLC              New York, NY 10281
ETF

Rydex S&P Equal             Charles Schwab & Co.         101 Montgomery Street                17,578       7.03%
Weight Technology                                        San Francisco, CA 94104
ETF

Rydex S&P Equal             Goldman Sachs & Co.          180 Maiden Lane                      16,479       6.59%
Weight Technology                                        New York, NY 10038
ETF

Rydex S&P Equal             Timber Hill LLC              Two Pickwick Plaza                   78,805      52.54%
Weight Utilities ETF                                     Greenwich, CT 06830

Rydex S&P Equal             Bear Hunter                  40 Wall Street, 44th Floor           54,397      36.26%
Weight Utilities ETF                                     New York, NY

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                     ADDRESS OF             NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER              BENEFICIAL OWNER         SHARES OWNED   OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Rydex S&P MidCap            Morgan Stanley DW Inc        51 Mercedes Way                      49,400      19.76%
400 Pure Growth ETF                                      Edgewood, NY

Rydex S&P MidCap            Goldman Sachs & Co.          180 Maiden Lane                      48,060      19.22%
400 Pure Growth ETF                                      New York, NY 10038

Rydex S&P MidCap            Citigroup Global Markets     333 W. 34th Street                   39,722      15.89%
400 Pure Growth ETF                                      New York, NY 10001

Rydex S&P MidCap            Timber Hill LLC              Two Pickwick Plaza                   26,000      10.40%
400 Pure Growth ETF                                      Greenwich, CT 06830

Rydex S&P MidCap            TD Ameritrade                4211 South 102nd Street              21,698       8.68%
400 Pure Growth ETF                                      Omaha, NE 68127

Rydex S&P MidCap            Pershing                     1 Pershing Plaza                     17,451       6.98%
400 Pure Growth ETF                                      Jersey City, NJ 07399

Rydex S&P MidCap            Timber Hill LLC              Two Pickwick Plaza                  100,860      15.52%
400 Pure Value ETF                                       Greenwich, CT 06830

Rydex S&P MidCap            Morgan Stanley DW Inc        51 Mercedes Way                      97,826      15.05%
400 Pure Value ETF                                       Edgewood, NY

Rydex S&P MidCap            Goldman Sachs & Co.          180 Maiden Lane                      92,848      14.28%
400 Pure Value ETF                                       New York, NY 10038

Rydex S&P MidCap            National Financial           200 Liberty Street                   64,369       9.90%
400 Pure Value ETF          Services FS LLC              New York, NY 10281

Rydex S&P MidCap            Charles Schwab & Co.         101 Montgomery Street                60,587       9.32%
400 Pure Value ETF                                       San Francisco, CA 94104

Rydex S&P MidCap            Pershing                     1 Pershing Plaza                     52,741       8.11%
400 Pure Value ETF                                       Jersey City, NJ 07399

Rydex S&P MidCap            TD Ameritrade                4211 South 102nd Street              48,547       7.47%
400 Pure Value ETF                                       Omaha, NE 68127

Rydex S&P MidCap            RBC Dain Rauscher            510 Marquette Ave South              32,615       5.02%
400 Pure Value ETF                                       Minneapolis, MN

Rydex S&P                   Morgan Stanley DW Inc        51 Mercedes Way                      65,700      26.28%
SmallCap 600 Pure                                        Edgewood, NY
Growth ETF

Rydex S&P                   Timber Hill LLC              Two Pickwick Plaza                   58,900      23.56%
SmallCap 600 Pure                                        Greenwich, CT 06830
Growth ETF

Rydex S&P                   Bear Hunter                  40 Wall Street, 44th Floor           20,771       8.31%
SmallCap 600 Pure                                        New York, NY
Growth ETF

                                                                                                        PERCENTAGE
                                                                                                         OF FUND
                                      NAME OF                     ADDRESS OF             NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER              BENEFICIAL OWNER         SHARES OWNED   OUTSTANDING
------------------------------------------------------------------------------------------------------------------
Rydex S&P                   Citigroup Global Markets     333 W. 34th Street                   19,952       7.98%
SmallCap 600                                             New York, NY 10001
Pure Growth ETF

Rydex S&P                   National Financial           200 Liberty Street                   15,164       6.07%
SmallCap 600                Services FS LLC              New York, NY 10281
Pure Growth ETF

Rydex S&P                   Goldman Sachs & Co.          180 Maiden Lane                      13,561       5.42%
SmallCap 600                                             New York, NY 10038
Pure Growth ETF

Rydex S&P                   Pershing                     1 Pershing Plaza                     13,153       5.26%
SmallCap 600                                             Jersey City, NJ 07399
Pure Growth ETF

Rydex S&P                   Pershing                     1 Pershing Plaza                    119,556      18.39%
SmallCap 600                                             Jersey City, NJ 07399
Pure Value ETF

Rydex S&P                   TD Ameritrade                4211 South 102nd Street             108,883      16.75%
SmallCap 600                                             Omaha, NE 68127
Pure Value ETF

Rydex S&P                   Morgan Stanley DW Inc        51 Mercedes Way                      97,500      15.00%
SmallCap 600                                             Edgewood, NY
Pure Value ETF

Rydex S&P                   National Financial           200 Liberty Street                   68,200      10.49%
SmallCap 600                Services FS LLC              New York, NY 10281
Pure Value ETF

Rydex S&P                   Charles Schwab & Co.         101 Montgomery Street                62,165       9.56%
SmallCap 600                                             San Francisco, CA 94104
Pure Value ETF

Rydex S&P                   Timber Hill LLC              Two Pickwick Plaza                   38,356       5.90%
SmallCap 600                                             Greenwich, CT 06830
Pure Value ETF

                                   APPENDIX B

                               ADVISORY AGREEMENT

      ADVISORY AGREEMENT made as of this __th day of __________, 2007 by and between RYDEX ETF TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS II, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                                   WITNESSETH

      WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

      1. THE ADVISER'S SERVICES.

            (a) DISCRETIONARY  INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in con-nection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

            (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

            (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

            (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

            The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

            (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

            (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

      2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

      3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

            (a) NOTIFICATION OF BREACH/COMPLIANCE REPORTS. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

            (b) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

            (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

      4. BROKERAGE.

            (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

            (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

            (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

            (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

      5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

      6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

      7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

            (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

            (d) USE OF THE NAME "RYDEX". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

            (e) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

            (f) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

            (g) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

            (h)  REPRESENTATIONS.  The  representations  and  warranties in this
      Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

      8. THE NAME "RYDEX". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

      9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

      The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

      10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

      This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

      12. DURATION AND TERMINATION.

            (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

            (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

            (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

            (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

      Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

      In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

      13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

            (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

            (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

      14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

      15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

      17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and/or federal, in Delaware, with respect to any dispute under this Agreement.

      18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

      19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                  RYDEX ETF TRUST, on behalf of each Fund listed on Schedule A

                                  By:
                                      ------------------------------------------
                                     Name:  Carl G. Verboncoeur
                                     Title: President

                                  PADCO ADVISORS II, INC.

                                  By:
                                      ------------------------------------------
                                     Name:  Carl G. Verboncoeur
                                     Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                      DATED ________________, 2007 BETWEEN
                                 RYDEX ETF TRUST
                                       AND
                             PADCO ADVISORS II, INC.

      The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                       RATE
--------------------------------------------------------------------------------

Rydex S&P Equal Weight ETF ............................................   0.40%

Rydex Russell Top 50 ETF ..............................................   0.20%

Rydex S&P 500 Pure Growth ETF .........................................   0.35%

Rydex S&P 500 Pure Value ETF ..........................................   0.35%

Rydex S&P MidCap 400 Pure Growth ETF ..................................   0.35%

Rydex S&P MidCap 400 Pure Value ETF ...................................   0.35%

Rydex S&P SmallCap 600 Pure Growth ETF ................................   0.35%

Rydex S&P SmallCap 600 Pure Value ETF .................................   0.35%

Rydex S&P Equal Weight Consumer Discretionary ETF .....................   0.50%

Rydex S&P Equal Weight Consumer Staples ETF ...........................   0.50%

Rydex S&P Equal Weight Energy ETF .....................................   0.50%

Rydex S&P Equal Weight Financial ETF ..................................   0.50%

Rydex S&P Equal Weight Health Care ETF ................................   0.50%

Rydex S&P Equal Weight Industrial ETF .................................   0.50%

Rydex S&P Equal Weight Materials ETF ..................................   0.50%

Rydex S&P Equal Weight Technology ETF .................................   0.50%

Rydex S&P Equal Weight Utilities ETF ..................................   0.50%

Rydex S&P 500 2x Strategy ETF .........................................   0.70%

Rydex Inverse S&P 500 Strategy ETF ....................................   0.70%

Rydex Inverse S&P 500 2x Strategy ETF .................................   0.70%

Rydex S&P MidCap 400 2x Strategy ETF ..................................   0.70%

Rydex Inverse S&P MidCap 400 Straetgy ETF .............................   0.70%

Rydex Inverse S&P MidCap 400 2x Strategy ETF ..........................   0.70%

Rydex S&P SmallCap 600 2x Strategy ETF ................................   0.70%

Rydex Inverse S&P SmallCap 600 Strategy ETF ...........................   0.70%

Rydex Inverse S&P SmallCap 600 2x Strategy ETF ........................   0.70%

Rydex NASDAQ 100 2x Strategy ETF ......................................   0.70%

Rydex Inverse NASDAQ 100 Strategy ETF .................................   0.70%

Rydex Inverse NASDAQ 100 2x Strategy ETF ..............................   0.70%

FUND                                                                       RATE
--------------------------------------------------------------------------------

Rydex Russell 2000(R) 2x Strategy ETF .................................   0.70%

Rydex Inverse Russell 2000(R) Strategy ETF ............................   0.70%

Rydex Inverse Russell 2000(R) 2x Strategy ETF .........................   0.70%

Rydex Russell 1000(R) 2x Strategy ETF .................................   0.70%

Rydex Inverse Russell 1000(R) Strategy ETF ............................   0.70%

Rydex Inverse Russell 1000(R) 2x Strategy ETF .........................   0.70%

Rydex NASDAQ Biotech 2x Strategy ETF ..................................   0.70%

Rydex Inverse NASDAQ Biotech Strategy ETF .............................   0.70%

Rydex Inverse NASDAQ Biotech 2x Strategy ETF ..........................   0.70%

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

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

[LOGO] RYDEX INVESTMENTS
       ESSENTIAL FOR MODERN MARKETS(TM)


------------------------------------------------------------------------------------------------------------------------------------
   VOTING VIA THE TELEPHONE                     VOTING VIA THE INTERNET                  VOTING VIA THE MAIL
------------------------------------------------------------------------------------------------------------------------------------
     o  Read the Proxy Statement and have         o  Read the Proxy Statement and          o  Read the Proxy Statement.
        the Proxy Card at hand.                      have the Proxy Card at hand.          o  Check the appropriate boxes
     o  Call toll-free 1-800-454-8683             o  Log on to WWW.PROXYWEB.COM.              on the reverse side.
     o  Follow the recorded instructions.         o  Follow the on-line instructions.      o  Sign and date the Proxy Card.
                                                                                           o  Return the Card in the
                                                                                              envelope provided.
------------------------------------------------------------------------------------------------------------------------------------
                                 IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.
                                                                              ------


                                                            ----------------------------------------------------------------
                                                               STOP [Graphic Omitted]        IT IS IMPORTANT THAT YOU
                                                                                             VOTE YOUR PROXY QUICKLY, NO
                                                                                             MATTER HOW MANY SHARES
                                                                                             YOU OWN.
                                                            ----------------------------------------------------------------

999 999 999 999 99                                         RYDEX ETF TRUST
                                                                PROXY
                                    FOR SPECIAL JOINT MEETING OF SHAREHOLDERS ON OCTOBER 4, 2007
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND/TRUST NAME PRINTS HERE

The undersigned  hereby appoints Joanna Haigney and Michael Byrum, or either of them,  proxy,  with full power of  substitution,  to represent  and vote,  as designated  on the reverse  side,  all shares of stock the  undersigned  is entitled to vote at the Special
Meeting of Joint  Shareholders  of Rydex Funds,  to be held at the offices of Rydex  Investments,  9601 Blackwell  Road,  Suite 500,
Rockville,  MD 20850 on Thursday,  October 4, 2007 at 4:30 p.m.  Eastern Time, or at any  adjournment  thereof,  with respect to the matters set forth on the reverse and described in the accompanying  Notice of Special Joint Meeting and Proxy Statement,  receipt of which is hereby acknowledged.

                                                                                                   DATED:                     , 2007
                                                                                                          --------------------

                                                                             ------------------------------------------------------
                                                                             |                                                     |
                                                                             |                                                     |
                                                                             ------------------------------------------------------
                                                                             Signature(s)                          (SIGN IN THE BOX)
                                                                             (Please sign exactly as name appears at left)
                                                                             (If stock is owned by more than one person,  all owners
                                                                             should   sign.    Persons    signing   as    executors,
                                                                             administrators,   trustees  or  in  similar  capacities
                                                                             should so indicate.)
                                                                                                                      RYDEX ETF - SD

                           PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X|
                                                 PLEASE DO NOT USE FINE POINT PENS.

                                       WHEN PROPERLY SIGNED, SHARES REPRESENTED BY THIS PROXY
                                            WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER.

                                IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR THE PROPOSAL
                                                                                     ---
                               THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE
                                                          "FOR" PROPOSAL 1.

                                                                                      FOR     AGAINST   ABSTAIN
                  1. THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN      |_|       |_|       |_|
                     RYDEX ETF TRUST AND PADCO ADVISORS II, INC.* (All Funds)

                  * PADCO Advisors, Inc. and PADCO Advisors II, Inc. collectively do business as Rydex Investments.

                                              PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                                                  RYDEX ETF - SD